UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2024

BRANCHOUT FOOD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41723	87-3980472
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

205 SE Davis Avenue, Bend Oregon	97702
(Address of principal executive offices)	(Zip Code)

(844) 263-6637

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BOF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Convertible Note Financing

As previously reported, on July 15, 2024, BranchOut Food Inc. (the “Company”), entered into a Securities Purchase Agreement (as amended, the “SPA”) with Daniel L. Kaufman, pursuant to which Mr. Kaufman agreed to purchase from the Company, in a private placement (i) a 12% Senior Secured Convertible Promissory Note in the principal amount of up to $3,400,000 (the “Convertible Note”), convertible into shares of the Company’s common stock, par value $.0001 per share (“Common Stock”) at a fixed price of $0.7582 per share of Common Stock, a (ii) a warrant to purchase 1,000,000 shares of Common Stock at an exercise price of $1.00 per share (the “$1.00 Warrant”), and (iii) a warrant to purchase 500,000 shares of Common Stock at an exercise price of $1.50 per share (the “$1.50 Warrant” and, together with the $1.00 Warrant, the “Warrants” and together with the Convertible Note, the “Purchased Securities”), in consideration of an initial loan in the principal amount of $2,000,000 (the “Initial Loan”) to be made to the Company under the Convertible Note on the “Initial Closing Date” (as defined in the SPA), subject to the terms and conditions thereof. On July 19, 2024, the Company, Mr. Kaufman and Kaufman Kapital LLC entered into an amendment to the SPA (the “SPA Amendment”), which among other things, replaced Mr. Kaufman with Kaufman Kapital LLC as the “Investor” under the SPA.

On July 24, 2024, the Company issued the Purchased Securities to the Investor in consideration of the Investor making the Initial Loan to the Company.

The Convertible Note

The Convertible Note matures on the earlier of (i) December 31, 2025, (ii) the sale by the Company of $5,000,000 of equity or debt securities in a single transaction or series of related transactions (excluding certain specified transactions), or (iii) the closing of a change of control transaction as provided in the Convertible Note. Loans outstanding under the Convertible Note bear interest at an initial rate of 12% per annum, and together with accrued principal are convertible into Common Stock, provided that the holder may not convert amounts outstanding under the Convertible Note into Common Stock until the Company has obtained the approval of its shareholders for such conversion in accordance with Listing Rule 5635(b) and 5635(d) of The Nasdaq Stock Market, Inc., as applicable, to the extent that, at such time, such approval is required under such Listing Rules for such conversion.

The Company’s obligations under the Convertible Note are secured by a lien granted to the Investor on substantially all of the Company’s assets pursuant to a Security Agreement entered between the Company and the Investor (the “Security Agreement”). In addition, the Convertible Note includes affirmative and negative covenants, events of defaults and other terms and conditions, customary in transactions of this nature.

The Warrants

The Warrants are exercisable until December 31, 2025, provided that the Warrants may not be exercised until the Company has obtained the approval of its shareholders to the exercise of the Warrants in accordance with Listing Rules 5635(b) and 5635(d) of The Nasdaq Stock Market, Inc.

The information set forth above is qualified in its entirety by reference to the actual terms of the SPA, the SPA Amendment, the Security Agreement, the Convertible Note and the Warrants, which have been filed as Exhibits 10.1, 10.2, 10.3, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference.

Amendment of Senior Notes and Warrants

In connection with the sale of the Purchased Securities to the Investor under the SPA, the Company entered into an Omnibus Amendment to Note Documents with substantially all of the holders (the “Holders”) of the Company’s Senior Secured Notes (the “Senior Notes”) and warrants issued under that certain Subscription Agreement dated as of January 10, 2024, as amended, pursuant to which, among other things, (i) the exercise price of the warrants issued to the Holders was reduced from $2.00 to $1.00, (ii) the outside maturity date of the Senior Notes held by the Holders was extended from December 31, 2024 to December 31, 2025 (subject to further extension in the event the maturity date of the Convertible Note is extended), (iii) the Company’s obligation to make payments of principal under the Senior Notes held by the Holders beginning July 1, 2024 has been eliminated, and instead all obligations of the Company under such Senior Notes will be due in one lump sum on the maturity date of the Senior Notes, and (iv) the Company’s obligations under the Convertible Note and liens granted to the holder thereof, will be pari passu with the Company’s obligations under the Senior Notes held by the Holders and liens granted to the holders thereof.

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The information set forth above is qualified in its entirety by reference to the actual terms of the Omnibus Amendment to Note Documents, which has been filed as Exhibit 10.4 to this Current Report on Form 8-K, and which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Sale of Purchased Securities

The information set forth under Item 1.01 is incorporated herein by reference. The sale of the Purchased Securities was effected pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder.

Unit Offering of Common Stock and Warrants

As previously reported, on July 15, 2024, the Company entered into Subscription Agreements (the “Subscription Agreements”) with three investors, consisting of Eric Healy, the Company’s Chief Executive Officer; an affiliate of John Dalfonsi, the Company’s Chief Financial Officer; and the Company’s President, pursuant to which such investors agreed to purchase $525,000 of “Units” from the Company, each Unit consisting of (i) 100 shares of Common Stock, and (ii) a warrant to purchase 125 shares of Common Stock over the following ten years at an exercise price of $1.00 per share, at a purchase price per Unit equal to $75.82. The Company completed the sale of the Units to Eric Healy and the Company’s President on July 23, 2024, resulting in the issuance of an aggregate of 560,538 shares of Common Stock and warrants to purchase 700,672 shares of Common Stock. The sale of the Units was effected pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2024, in connection with the closing of the sale of the Purchased Securities under the SPA, Deven Jain was appointed to serve as a director of the Company. Mr. Jain is employed by Kaufman Kapital LLC as a private analyst. There are currently no agreements between the Company and Mr. Jain relating to his appointment as a director of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 4.1	12% Senior Secured Convertible Promissory Note of the Company in the principal amount of up to $3,400,000, dated July 23, 2024, issued to Kaufman Kapital LLC

Exhibit 4.2	$1.00 Warrant dated July 23, 2024, issued to Kaufman Kapital LLC

Exhibit 4.3	$1.50 Warrant dated July 23, 2024, issued to Kaufman Kapital LLC

Exhibit 4.4	Form of Warrant issued under Subscription Agreement dated July 15, 2024 (incorporated by reference to Exhibit 4.4 of the Form 8-K filed by the Company with Securities and Exchange Commission on July 19, 2024)

Exhibit 10.1	Securities Purchase Agreement, dated July 15, 2024, between the Company and Daniel L. Kaufman (incorporated by reference to Exhibit 10.1 of the Form 8-K filed by the Company with Securities and Exchange Commission on July 19, 2024)

Exhibit 10.2	Amendment to Securities Purchase Agreement, dated July 19, 2024, by and among the Company, Daniel L. Kaufman and Kaufman Kapital LLC (incorporated by reference to Exhibit 10.2 of the Form 8-K filed by the Company with Securities and Exchange Commission on July 19, 2024)

Exhibit 10.3	Security Agreement between the Company and Kaufman Kapital LLC, dated July 23, 2024

Exhibit 10.4	Omnibus Amendment to Note Documents, dated July 23, 2024, between the Company and holders of the Company’s Senior Notes

Exhibit 10.5	Unit Subscription Agreement of the Company, dated July 15, 2024 (incorporated by reference to Exhibit 10.3 of the Form 8-K filed by the Company with Securities and Exchange Commission on July 19, 2024)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BranchOut Food Inc.

Date: July 29, 2024	By:	/s/ Eric Healy
Eric Healy, Chief Executive Officer

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